UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

uniQure N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-36294	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paasheuvelweg 25a, 1105 BP Amsterdam, The Netherlands	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +31-20-566-7394

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Shares, par value €0.05 per share	QURE	The Nasdaq Stock Market LLC The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit and Disposal Activities.

On October 5, 2023, uniQure N.V. (the “Company”) announced it is implementing a strategic reorganization plan (the “Plan”) intended to reduce operational expenses while supporting focused execution intended to rapidly advance multiple clinical-stage programs to proof-of-concept. The Plan includes the discontinuation of more than half of the Company’s research and technology projects, the elimination of approximately 28% of the Company’s global workforce and the closure of a research lab in Lexington, MA.

The Company estimates that it will incur charges of approximately $2.3 million in connection with the Plan, consisting primarily of cash expenditures related to employee severance costs. The Company anticipates the Plan will be substantially complete by the end of fiscal year 2023. These costs are subject to assumptions, including local law requirements, and actual expenses may differ materially from the estimates disclosed above.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “establish,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” and similar expressions and the negatives of those terms. Forward-looking statements are based on management’s beliefs and assumptions and on information available to management only as of the date of this Current Report on Form 8-K. These forward-looking statements include, but are not limited to, statements about the Company’s expectations regarding the costs, benefits, timing and financial impact of the Plan. The Company’s actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including risks related to conducting the risks, uncertainties and other factors described under the heading “Risk Factors” in the Company’s periodic securities filings, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2023 and its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 1, 2023. Given these risks, uncertainties and other factors, you should not place undue reliance on these forward-looking statements, and the Company assumes no obligation to update these forward-looking statements, even if new information becomes available in the future.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2023, the Company announced that, effective October 4, 2023 (the “Effective Date”), Ricardo Dolmetsch terminated his employment with the Company as its Chief Scientific Officer for Good Reason, as such term is defined in the employment agreement, dated September 14, 2020, by and between Dr. Dolmetsch and uniQure, Inc., a subsidiary of the Company (the “Employment Agreement”). In connection therewith, Dr. Dolmetsch and uniQure, Inc. entered into a letter agreement on October 4, 2023 (the “Letter Agreement”), pursuant to which, subject to the execution of a general release, Dr. Dolmetsch is entitled to receive the severance benefits set forth in Sections 19(h)(i)(a), (ii), and (iii) of the Employment Agreement. Specifically, Dr. Dolmetsch is entitled to accrued benefits, and payment of COBRA premiums for a period of 12 months following the termination of his employment. Additionally, Dr. Dolmetsch will receive a lump-sum payment of approximately $1.025 million, which is equal to 12 months of base salary and target bonus, as well as a bonus pro-rated to the date of termination and based on the target bonus amount set by the Board, which is currently 50%.

In connection with his termination of employment and in furtherance of the Company’s succession plans, Dr. Dolmetsch and uniQure, Inc., entered into a consulting agreement (the “Consulting Agreement”). Pursuant to the Consulting Agreement, commencing on October 4, 2023, Dr. Dolmetsch will provide consulting services related to the transition of his duties and other consulting services that may be reasonably requested until December 31, 2023, unless terminated earlier in accordance with the terms of the Consulting Agreement (the “Term”). In consideration, Dr. Dolmetsch will receive a consulting fee equal to $10,000 per month during the Term and his equity awards will continue to vest in accordance with their terms through the Term.

In connection with Dr. Dolmetsch’s transition, the Board of Directors of the Company have designated Richard Porter, the Company’s current Chief Business Officer, to serve as the Company’s Chief Business and Scientific Officer, effective as of October 5, 2023.

The foregoing description of the material terms of the Letter Agreement and the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement and the Consulting Agreement, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

Item 8.01	Other Events.

On October 5, 2023, the Company issued a press release announcing the foregoing. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description
99.1	Press Release of uniQure N.V., dated October 5, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIQURE N.V.

Date: October 5, 2023	By:	/s/ Jeannette Potts
Jeannette Potts
Chief Legal and Compliance Officer